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Exhibit 10.211

SUBORDINATION AGREEMENT

        THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into as of this September 27, 2004, by and among Prospect Medical Systems, Inc., a Delaware corporation ("PMS"), Sierra Medical Management, Inc., a Delaware corporation ("SMM"), Pinnacle Health Resources, a California corporation ("PHR"; and together with PMS and SMM, each a "Second Lien Creditor" and collectively, the "Second Lien Creditors"), Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation ("PMG"), each of the subsidiaries of PMG signatory hereto (each a "PMG Subsidiary" and collectively, the "PMG Subsidiaries"; and together with PMG, each a "Professional Corporation" and collectively the "Professional Corporations"), and Residential Funding Corporation, a Delaware corporation (the "First Lien Lender").

R E C I T A L S

        A.    The Professional Corporations, Holdings, the Second Lien Creditors and the First Lien Lender have entered into a Loan and Security Agreement of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the "First Lien Loan Agreement") pursuant to which, among other things, the First Lien Lender has agreed, subject to the terms and conditions set forth in the First Lien Loan Agreement, to make certain loans and financial accommodations to Holdings and PMG, which will inure to the benefit of the Professional Corporations and the Second Lien Creditors. All of the Holdings', the Professional Corporations' and the Second Lien Creditors' obligations to the First Lien Lender under the First Lien Loan Agreement and the other First Lien Documents (as hereinafter defined) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of the Professional Corporations, Holdings and the Second Lien Creditors (the "First Lien Collateral").

        B.    The Second Lien Creditors and the Professional Corporations have entered into those certain management services agreements described on Exhibit A attached hereto (each a "Management Services Agreement" and collectively, the "Management Services Agreements"). Each Professional Corporation's payments and performance obligations under the Management Services Agreement to which it is a party and all intercompany loans and advances owing by such Professional Corporation to one or more Second Lien Creditor are secured by liens on and security interests in certain now existing and hereafter acquired real and personal property of the Professional Corporations (the "Second Lien Collateral") pursuant to the Security Agreements described on Exhibit B attached hereto (each a "PC Security Agreement" and collectively, the "PC Security Agreements").

        C.    As an inducement to and as one of the conditions precedent to the agreement of the First Lien Lender to consummate the transactions contemplated by the First Lien Loan Agreement, the First Lien Lender has required the execution and delivery of this Agreement by Second Lien Creditors, the Professional Corporations and Holdings in order to set forth the relative rights and priorities of the First Lien Lender and the Second Lien Creditors under the First Lien Documents (as hereinafter defined) and the Second Lien Documents (as hereinafter defined).

        NOW, THEREFORE, in order to induce the First Lien Lender to consummate the transactions contemplated by the First Lien Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

        1.    Definitions.    The following terms shall have the following meanings in this Agreement:

          "Bankruptcy Code" shall mean Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

          "Collateral" shall mean, collectively, the First Lien Collateral and the Second Lien Collateral, and all other real and personal property of any Professional Corporation, the Second Lien

  Creditor or Holdings securing payment of the First Lien Debt or the Second Lien Debt, now existing and hereafter acquired.

          "Distribution" means, with respect to any indebtedness, obligation or security, (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security, (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Person or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, obligation or security in or upon any property of any Person.

          "Enforcement Action" shall mean (a) to take from or for the account of the Professional Corporations or any guarantor of the Second Lien Debt, by set-off or in any other manner, the whole or any part of any monies which may now or hereafter be owing by any Professional Corporation or any such guarantor with respect to the Second Lien Debt, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Professional Corporation or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Second Lien Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Second Lien Documents or applicable law with respect to the Second Lien Debt, (c) to accelerate the Second Lien Debt, (d) to exercise any put option or to cause any Professional Corporation or any such guarantor to honor any redemption or mandatory prepayment obligation under any Second Lien Document, (e) to notify account debtors or directly collect accounts receivable or other payment rights of any Professional Corporation or any such guarantor or (f) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Professional Corporation or any such guarantor including the Collateral.

          "First Lien Debt" shall mean all obligations, liabilities and indebtedness of every nature of the Professional Corporations, Holdings or the Second Lien Creditors from time to time owed to the First Lien Lender under the First Lien Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code together with (a) any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim. The First Lien Debt shall be considered to be outstanding whenever any loan commitment under the First Lien Document is outstanding.

          "First Lien Documents" shall mean the RFC Loan Documents and, after any refinancing of the First Lien Debt under the RFC Loan Documents, the Refinancing First Lien Documents.

          "First Lien Lender" shall mean Residential Funding Corporation, a Delaware corporation, or any other Person that becomes a holder of First Lien Debt.

          "Person" means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          "Proceeding" shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

          "Refinancing First Lien Documents" shall mean any financing documentation which replaces the RFC Loan Documents and pursuant to which the First Lien Debt under the RFC Loan Documents are refinanced, as such financing documentation may be amended, supplemented or otherwise modified from time to time in compliance with this Agreement.

          "RFC Loan Documents" shall mean the First Lien Loan Agreement and all other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.

          "Second Lien Debt" shall mean all of the obligations of the Professional Corporations to the Second Lien Creditors secured by liens and security interests granted pursuant to the Second Lien Documents.

          "Second Lien Documents" shall mean the PC Security Documents, any guaranty with respect to the Second Lien Debt, any other collateral document securing the Second Lien Debt and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Second Lien Debt.

        2.    Subordination.

          2.1    Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens.    Until the First Lien Debt has been indefeasibly paid in full in cash and all lending commitments under the First Lien Documents have terminated, all liens and security interests of Second Lien Creditors in the Second Lien Collateral shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of the First Lien Lender in the First Lien Collateral, regardless of the time, manner or order of perfection of any such liens and security interests. Each Second Lien Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the First Lien Debt, the First Lien Documents, or the liens and security interests of the First Lien Lender in the First Lien Collateral securing the First Lien Debt. In the event that the First Lien Lender releases or agrees to release any of its liens or security interests in the First Lien Collateral in connection with the sale or other disposition thereof or any of the First Lien Collateral is sold or retained pursuant to a foreclosure or similar action, each Second Lien Creditor shall (or shall cause its agent) to promptly execute and deliver to the First Lien Lender such termination statements and releases as the First Lien Lender shall reasonably request to effect the release of the liens and security interests of such Second Lien Creditor in such Collateral. In furtherance of the foregoing, each Second Lien Creditor hereby irrevocably appoints the First Lien Lender as its attorney-in-fact, with full authority in the place and stead of such Second Lien Creditor and in the name of such Second Lien Creditor or otherwise, to execute and deliver any document or instrument which such Second Lien Creditor may be required to deliver pursuant to this subsection 2.1.

          2.2    Liquidation, Dissolution, Bankruptcy.    In the event of any Proceeding involving the Company:

            (a)   All First Lien Debt shall first be indefeasibly paid in full in cash and all commitments to lend under the First Lien Documents shall be terminated before any Distribution, whether in cash, securities or other property, shall be made to any Second Lien Creditor on account of any Second Lien Debt.

            (b)   Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Second Lien Debt shall be paid or delivered directly to the First Lien Lender (to be held and/or applied by the First Lien Lender in accordance with the terms of the First Lien Documents) until all First Lien Debt is indefeasibly paid in full in cash and all commitments to lend under the First Lien Documents shall have been terminated. Each Second Lien Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the First Lien Lender. Each Second Lien Creditor also irrevocably authorizes and empowers the First Lien Lender, in the name of such Second Lien Creditor, to demand, sue for, collect and receive any and all such Distributions.

            (c)   Each Second Lien Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the First Lien Debt or any liens and security interests securing the First Lien Debt.

            (d)   Each Second Lien Creditor agrees that the First Lien Lender may consent to the use of cash collateral or provide financing to any Professional Corporation on such terms and conditions and in such amounts as the First Lien Lender, in its sole discretion, may decide and, in connection therewith, one or more Professional Corporations may grant to the First Lien Lender liens and security interests upon all of the property of such Professional Corporations, which liens and security interests (i) shall secure payment of all First Lien Debt (whether such First Lien Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by the First Lien Lender during such Proceeding and (ii) shall be superior in priority to the liens and security interests, if any, in favor of the Second Lien Creditors on the property of the Professional Corporations. Each Second Lien Creditor agrees that it will not object to or oppose a sale or other disposition of any property securing all of any part of the First Lien Debt free and clear of security interests, liens or other claims of such Second Lien Creditor under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the First Lien Lender has consented to such sale or disposition. Each Second Lien Creditor agrees not to assert any right it may have to "adequate protection" of such Second Lien Creditor's interest in any Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of the First Lien Lender. Each Second Lien Creditor waives any claim it may now or hereafter have arising out of the First Lien Lender's election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Professional Corporation, as debtor in possession. Each Second Lien Creditor further agrees that it will not participate or seek to participate on any creditor's committee without the First Lien Lender's prior written consent.

            (e)   Each Second Lien Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Second Lien Debt requested by the First Lien Lender in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints the First Lien Lender as its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of such Second Lien Creditor promptly to do so prior to 30 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of such Second Lien Creditor to do so prior to 15 days before the expiration of the time to vote any such claim; provided that the First Lien Lender shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that the First Lien Lender votes any claim in accordance with the authority granted hereby, such Second Lien Creditor shall not be entitled to change or withdraw such vote.

            (f)    The provisions of this Agreement shall continue to govern the relative rights and priorities of the First Lien Lender and the Second Lien Creditors even if all or part of the First Lien Debt or the security interests securing the First Lien Debt are Second Lien, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the First Lien Debt is rescinded or must otherwise be returned by any holder of First Lien Debt or any representative of such holder.

          2.3    Second Lien Debt Payment Restrictions.    Notwithstanding the terms of the Second Lien Debt Documents, except as permitted by the First Lien Loan Agreement, each Professional Corporation agrees that it may not make, and each Second Lien Creditor hereby agrees that it will not accept, any Distribution with respect to the Second Lien Debt until the First Lien Debt is indefeasibly paid in full in cash and all commitments to lend under the First Lien Documents have terminated.

          2.4    Second Lien Debt Standstill Provisions.    Until the First Lien Debt is indefeasibly paid in full in cash and all commitments to lend under the First Lien Documents shall be terminated, the Second Lien Creditors shall not, without the prior written consent of the First Lien Lender, take any Enforcement Action with respect to the Second Lien Debt or the Second Lien Collateral. Notwithstanding the foregoing, the Second Lien Creditors may file proofs of claim against any Professional Corporation in any Proceeding involving such Professional Corporation. Any Distributions or other proceeds of any Enforcement Action obtained by any Second Lien Creditor in violation of the foregoing prohibition shall in any event be held in trust by it for the benefit of the First Lien Lender and promptly paid or delivered to the First Lien Lender in the form received until all First Lien Debt is indefeasibly paid in full in cash and all commitments to lend under the First Lien Documents shall have been terminated.

          2.5    Incorrect Payments.    If any Distribution not permitted to be made by the Professional Corporations or accepted by the Second Lien Creditors under this Agreement is made and received by any Second Lien Creditor, such Distribution shall not be commingled with any of the assets of such Second Lien Creditor, shall be held in trust by such Second Lien Creditor for the benefit of the First Lien Lender and shall be promptly paid over to the First Lien Lender for application (in accordance with the First Lien Documents) to the payment of the First Lien Debt then remaining unpaid, until all of the First Lien Debt is paid in full.

          2.6    Application of Proceeds from Sale or other Disposition of the Collateral.    In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the First Lien Documents or as otherwise consented to by the First Lien Lender until such time as the First Lien Debt is indefeasibly paid in full in cash and all commitments to lend under the First Lien Documents have been terminated.

          2.7    Sale, Transfer or other Disposition of Second Lien Debt.

            (a)   The Second Lien Creditors shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Second Lien Debt or any Second Lien Document except for the collateral assignment of the same to the First Lien Lender.

            (b)   Notwithstanding the foregoing, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Second Lien Debt in violation of the foregoing prohibition, and the terms of this Agreement shall be binding upon the successors and assigns of the Second Lien Creditors, as provided in Section 10 hereof.

          2.8    Legends.    Until the termination of this Agreement in accordance with Section 16 hereof, the Second Lien Creditors will cause to be clearly, conspicuously and prominently inserted in the Second Lien Documents, as well as any renewals or replacements thereof, the following legend:

    "This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement") dated as of September 27, 2004 among Prospect Medical

    Systems, Inc., a Delaware corporation ("PMS"), Sierra Medical Management, Inc., a Delaware corporation ("SMM"), Pinnacle Health Resources, a California corporation ("PHR"; each a "Second Lien Creditor" and collectively, the "Second Lien Creditors"), Prospect Medical Holdings, Inc., a Delaware corporation ("Holdings"), Prospect Medical Group, Inc., a California professional corporation "PMG"), each of the subsidiaries of PGM signatory thereto (each a "PMG Subsidiary" and collectively, the "PMG Subsidiaries"; and together with PMG, each a "Professional Corporation" and collectively the "Professional Corporations"), and Residential Funding Corporation, a Delaware corporation ("First Lien Lender"), to the indebtedness (including interest) owed by the Professional Corporations pursuant to that certain Loan and Security Agreement dated as of September 27, 2004 among the Professional Corporations, Holdings, the Second Lien Creditors and the First Lien Lender, as such Loan and Security Agreement has been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under that agreement as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement."

        3.    Modifications.

          3.1    Modifications to First Lien Documents.    First Lien Lender may at any time and from time to time without the consent of or notice to any Second Lien Creditor, without incurring liability to any Second Lien Creditor and without impairing or releasing the obligations of any Second Lien Creditor under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the First Lien Debt, or amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the First Lien Debt.

          3.2    Modifications to Second Lien Debt Documents.    Until the First Lien Debt has been indefeasibly paid in full in cash and all lending commitments under the First Lien Documents have terminated, and notwithstanding anything to the contrary contained in the Second Lien Documents, the Second Lien Creditors shall not, without the prior written consent of the First Lien Lender, agree to any amendment, modification or supplement to the Second Lien Documents.

        4.    Waiver of Certain Rights by Second Lien Creditor.

          4.1    Marshaling.    Each Second Lien Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require the First Lien Lenders to marshal any property of any Professional Corporation or any guarantor of the First Lien Debt for the benefit of such Second Lien Creditor.

          4.2    Rights Relating to Agent's Actions with respect to the Collateral.    Each Second Lien Creditor hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing the First Lien Lender from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, each Second Lien Creditor hereby agrees (a) that it has no right to direct or object to the manner in which the First Lien Lenders apply the proceeds of the Collateral resulting from the exercise by the First Lien Lender of rights and remedies under the First Lien Documents to the First Lien Debt and (b) that the First Lien Lender has not assumed any obligation to act as the agent for the Second Lien Creditors with respect to the Collateral. The First Lien Lender shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral until the First Lien Debt is paid in full. In exercising rights and remedies with respect to the Collateral, the First Lien Lender may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as it or they may determine in the exercise of its or their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of the Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. In conducting any public or private sale under the Uniform Commercial Code, the First Lien Lender shall give the Second Lien Creditors such notice of such sale as may be required by the applicable Uniform Commercial Code; provided, however, that 10 days' notice shall be deemed to be commercially reasonable notice.

        5.    Subrogation.    Subject to the indefeasible payment in full in cash of all First Lien Debt and the termination of all lending commitments under the First Lien Documents, each Second Lien Creditor shall be subrogated to the rights of First Lien Lender to receive Distributions with respect to the First Lien Debt until the First Lien Debt is paid in full. Each Second Lien Creditor agrees that in the event that all or any part of a payment made with respect to the First Lien Debt is recovered from the holders of the First Lien Debt in a Proceeding or otherwise, any Distribution received by such Second Lien Creditor with respect to the Second Lien Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by such Second Lien Creditor in trust as property of the holders of the First Lien Debt and such Second Lien Creditor shall forthwith deliver the same to the First Lien Lender for application to the First Lien Debt until the First Lien Debt is paid in full. A Distribution made pursuant to this Agreement to the First Lien Lender which otherwise would have been made to Second Lien Creditor is not, as between the Professional Corporations and Second Lien Creditors, a payment by the Professional Corporations to or on account of the Second Lien Debt unless to the extent provided in the Guaranty Inducement and Offset Agreement, dated as of the date hereof, by and among Holdings, the Professional Corporations and the Subordinated Creditors.

        6.    Modification.    Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by the First Lien Lender and the Second Lien Creditors, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

        7.    Further Assurances.    Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

        8.    Notices.    Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m. (Pacific time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, four business days after deposit in the United States mail, postage prepaid and properly addressed.

        Notices shall be addressed as follows:

    If to any Second Lien Creditor:

      c/o Prospect Medical Holdings, Inc.
      6083 Bristol Parkway, Suite 100
      Culver City, California 90230
      Attn: Stewart Kahn, Executive Vice President

    If to any Professional Corporation:

      c/o Prospect Medical Group
      6083 Bristol Parkway, Suite 100
      Culver City, CA 90230
      Attn: Jacob Y. Terner, M.D.

    If to the First Lien Lenders:

      GMAC-RFC Health Capital
      4650 SW Macadam Avenue
      Suite 240
      Portland, OR 97239
      Attn: Erin Fairbairn

      With a copy to:

      GMAC-RFC Health Capital
      8400 Normandale Lake Blvd.
      Suite 250
      Minneapolis, MN 55437
      Attn: Laura Mollet

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 9.

        9.    Successors and Assigns.    This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the First Lien Lender, the Second Lien Creditors and the Professional Corporations. To the extent permitted under the First Lien Documents, the First Lien Lender may, from time to time, without notice to any Second Lien Creditor, assign or transfer any or all of the First Lien Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the First Lien Debt shall, subject to the terms hereof, be and remain First Lien Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the First Lien Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the First Lien Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto.

        10.    Relative Rights.    This Agreement shall define the relative rights of the First Lien Lenders and Second Lien Creditors. Nothing in this Agreement shall (a) impair, as among the Professional Corporations and the First Lien Lender and as between the Professional Corporations and the Second Lien Creditors, the obligation of the Professional Corporations with respect to the payment of the First Lien Debt and the Second Lien Debt in accordance with their respective terms or (b) affect the relative rights of the First Lien Lender or Second Lien Creditors with respect to any other creditors of the Professional Corporations.

        11.    Conflict.    In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Second Lien Documents, the provisions of this Agreement shall control and govern.

        12.    Headings.    The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

        13.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        14.    Severability.    In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

        15.    Continuation of Subordination; Termination of Agreement.    This Agreement shall remain in full force and effect until the indefeasible payment in full in cash of the First Lien Debt and the termination of all lending commitments under the First Lien Documents after which this Agreement shall terminate without further action on the part of the parties hereto.

        16.    Applicable Law.    This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

        17.    CONSENT TO JURISDICTION.    EACH SECOND LIEN CREDITOR AND EACH PROFESSIONAL CORPORATION HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA AND IRREVOCABLY AGREES THAT, SUBJECT TO THE FIRST LIEN LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH SECOND LIEN CREDITOR AND EACH PROFESSIONAL CORPORATION EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH SECOND LIEN CREDITORS AND EACH PROFESSIONAL CORPORATION HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE SECOND LIEN CREDITORS AND THE PROFESSIONAL CORPORATIONS AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF THE SECOND LIEN CREDITORS, THE PROFESSIONAL CORPORATIONS OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF THE SUBRODINATED CREDITORS OR THE PROFESSIONAL CORPORATIONS, AS APPLICABLE, FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). EACH SECOND LIEN CREDITOR AND EACH PROFESSIONAL CORPORATION AGREES THAT THE FIRST LIEN LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. EACH SECOND LIEN CREDITOR AND EACH PROFESSIONAL CORPORATION IN ANY EVENT WILL USE ALL COMMERCIALLY

REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY THE FIRST LIEN LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE.

        18.    WAIVER OF JURY TRIAL.    EACH SECOND LIEN CREDITOR, EACH PROFESSIONAL CORPORATION AND THE FIRST LIEN LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE SECOND LIEN DOCUMENTS OR ANY OF THE FIRST LIEN DOCUMENTS. EACH SECOND LIEN CREDITOR, EACH PROFESSIONAL CORPORATION AND THE FIRST LIEN LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE FIRST LIEN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH SECOND LIEN CREDITOR, EACH PROFESSIONAL CORPORATION AND THE FIRST LIEN LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(Signature page follows)

IN WITNESS WHEREOF, Second Lien Creditors, the Professional Corporations and the First Lien Lender have caused this Agreement to be executed as of the date first above written.

"SECOND LIEN CREDITORS"
PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation
PINNACLE HEALTH RESOURCES, a California corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
SIERRA MEDICAL MANAGEMENT, INC., A MEDICALCOROPRATION, a Delaware corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
"FIRST LIEN LENDER"
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation
By:	/s/ ANGELA D. BROWN
Name:	Angela D. Brown
Title:	Sr. Vice President

"HOLDINGS"		"SUBSIDIARIES"
PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation		PROSPECT MEDICAL GROUP, INC., a California professional corporation
SANTA ANA/TUSTIN PHYSICIANS GROUP, INC., a California professional corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.	PEGASUS MEDICAL GROUP, INC., a California professional corporation
Title:	Chief Executive Officer
ANTELOPE VALLEY MEDICAL ASSOCIATES, INC., a California professional corporation
PROSPECT HEALTH SOURCE MEDICAL GROUP, INC., a California professional corporation
PROSPECT PROFESSIONAL CARE MEDICAL GROUP, INC., a California professional corporation
PROSPECT NWOC MEDICAL GROUP, INC., a California professional corporation
APAC MEDICAL GROUP, INC., a California professional corporation
STARCARE MEDICAL GROUP, INC., a California professional corporation
		By:	/s/ JACOB Y. TERNER, M.D.
		Name:	Jacob Y. Terner, M.D.
		Title:	Chief Executive Officer

"SUBSIDIARIES"
SIERRA PRIMARY CARE MEDICAL GROUP, A MEDICAL CORPORATION, a California professional corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.
Title:	Chief Executive Officer
NUESTRA FAMILIA MEDICAL GROUP, INC., a California professional corporation
By:	/s/ R. STEWART KAHN
Name:	R. Stewart Kahn
Title:	Vice President

EXHIBIT A

MANAGEMENT SERVICES AGREEMENTS

1.
Amended and Restated Management Services Agreement, made as of September 15, 1998 and deemed to have been effective as of June 4, 1996, between Prospect Medical Systems, Inc. and Prospect Medical Group, Inc.

a.
Amendment to Management Services Agreement, made as of October 1, 1998, between Prospect Medical Systems, Inc. and Prospect Medical Group, Inc.

2.
Management Agreement dated as of January 1, 2003 between Pinnacle Health Resources and StarCare Medical Group, Inc., dba Gateway Medical Group, Inc.

a.
Amendment to Management Agreement effective February 1, 2004, between Pinnacle Health Resources and StarCare Medical Group, Inc., dba Gateway Medical Group, Inc.

3.
Management Agreement dated as of January 1, 2003 between Pinnacle Health Resources and APAC Medical Group, Inc., dba Gateway Physicians Medical Associates, Inc.

a.
Amendment to Management Agreement effective February 1, 2004, between Pinnacle Health Resources and APAC Medical Group, Inc., dba Gateway Physicians Medical Associates, Inc.

4.
Management Services Agreement, made as of August 1, 1999, between Prospect Medical Systems, Inc. and Nuestra Familia Medical Group

5.
Management Services Agreement, made as of July 1, 1999, between Prospect Medical Systems, Inc. and AMVI/Prospect Medical Group

6.
Management Services Agreement dated as of January 1, 2001 between Prospect Medical Systems, Inc. and Prospect Health Source Medical Group, Inc.

a.
Amendment to Management Services Agreement dated as of November 1, 2002 between Prospect Medical Systems, Inc. and Prospect Health Source Medical Group, Inc.

7.
Management Services Agreement dated as of October 1, 2003, by and between Prospect Medical Systems, Inc. and Prospect Professional Care Medical Group, Inc.

8.
Management Services Agreement dated as of March 1, 2004 by and between Prospect Medical Systems, Inc. and Prospect NWOC Medical Group, Inc.

9.
Second Amended and Restated Management Services Agreement, made as of September 15, 1998 and deemed to have been effective as of September 25, 1997, between Sierra Medical Management, Inc. and Sierra Primary Care Medical Group, Inc.

a.
Amendment to Management Services Agreement, made as of October 1, 1998, between Sierra Medical Management, Inc. and Sierra Primary Care Medical Group, Inc.

10.
Amended and Restated Management Services Agreement, made as of September 15, 1998 and deemed to have been effective as of October 31, 1997, by and between Sierra Medical Management, Inc. and Pegasus Medical Group, Inc.

a.
Amendment to Management Services Agreement made as of October 1, 1998, by and between Sierra Medical Management, Inc. and Pegasus Medical Group, Inc.

11.
Management Services Agreement effective as of May 19, 2003 between Sierra Medical Management, Inc., and Antelope Valley Medical Associates, Inc.

12.
Management Services Agreement dated as of July 14, 1997 between Prospect Medical Systems, Inc., and Santa Ana/Tustin Physicians Group Inc.

EXHIBIT B

PC SECURITY AGREEMENTS

(i)
Security Agreement, dated as of August 1, 1999, between Prospect Medical Systems, Inc. and Nuestra Familia Medical group, Inc.;

(ii)
Security Agreement (Physician Group), dated as of July 3, 1997, between Prospect Medical Systems, Inc. and Prospect Medical Group, Inc. (Amendment Number One to Security Agreement dated as of July 6, 1999 between Prospect Mecical Systems, Inc. and Prospect Medical Group, Inc.);

(iii)
Security Agreement dated as of October 31, 1997, between Pegasus Medical Group, Inc. and Sierra Medical Management, Inc. (Amendment Number One to Security Agreement dated as of September 6, 1999 between Sierra Primary Care Medical Group, Inc. and Sierra Medical Management, Inc.);

(iv)
Security Agreement dated as of October 1, 2003, between Prospect Professional Care Medical Group, Inc. and Prospect Medical Systems, Inc.;

(v)
Security Agreement, dated as of September 25, 1997, between Sierra Primary Care Medical Group, Inc. and Sierra Medical Management, Inc. (Amendment Number One to Security Agreement dated as of September 6, 1999 between Sierra Primary Care Medical Group, Inc. and Sierra Medical Management, Inc.);

(vi)
Security Agreement (Physician Group), dated as of October 31, 1997, between Pegasus Medical Group, Inc. and Sierra Medical Management, Inc. (Amendment Number One to Security Agreement dated as of July 6, 1999 between Pegasus Medical Group, Inc. and Sierra Medical Management, Inc.);

(vii)
Security Agreement (Group effective as of March 1, 2004, between Prospect NWOC Medical Group, Inc., dba Prospect Northwest Orange County Medical Group, Inc., and Prospect Medical Systems, Inc.

(viii)
Security Agreement (Group effective as of January 1, 2001, between Prospect Health Source Medical Group, Inc., and Prospect Medical Systems, Inc.

(ix)
Security Agreement (Group effective as of February 1, 2004, between StarCare Medical Group, Inc., dba Gateway Medical Group, Inc., and Pinnacle Health Resources.

(x)
Security Agreement (Group effective as of February 1, 2004, between APAC Medical Group, Inc., dba Gateway Physicians Medical Associates, Inc., and Pinnacle Health Resources.

(xi)
Security Agreement (Group effective as of May 19, 2003, between Antelope Valley Medical Associates, Inc., and Sierra Medical management, Inc.

(xii)
Omnibus Amendment to Security Agreements dated as of September 27, 2004, among Prospect Medical Systems, Inc., Sierra Medical Management, Inc., Pinnacle Health Resources, Prospect Medical Group, Inc., Santa/Ana Tustin Physicians Group, Inc., Sierra Primary Care Medical Group, A Medical Corporation, Pegasus Medical Group, Inc., Antelope Valley Medical Associates, Inc., Prospect Health Source Medical Group, Inc., Prospect Professional Care Medical Group, Inc., Prospect NWOC Medical Group, Inc., APAC Medical Group, Inc., StarCare Medical Group Inc., and Nuestra Familia Medical Group.

QuickLinks

  Exhibit 10.211
SUBORDINATION AGREEMENT
R E C I T A L S
EXHIBIT A MANAGEMENT SERVICES AGREEMENTS
EXHIBIT B PC SECURITY AGREEMENTS